Exhibit 24

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Malcolm M. Aslin

Malcolm M. Aslin

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of October, 2007.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Mark F. Furlong

Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ David J. Lubar

David J. Lubar

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY
(Form S-8 for the Corporation’s Equity Compensation Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 (the “Form S-8”) relating to the re-registration of the common stock to be issued pursuant to the Corporation’s currently existing and authorized equity compensation plans, to be filed in connection with the effectiveness of the transactions contemplated by the Investment Agreement, dated as of April 3, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company, Montana Merger Sub Inc. and WPM, L.P., and any related amendments (including post-effective amendments) and/or supplements to the Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 18th day of October, 2007.

/s/ James B. Wigdale

James B. Wigdale